                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Addvantage Media Group, Inc.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                         ADDVANTAGE MEDIA GROUP, INC.
                            5100 East Skelly Drive
                          MERIDIAN TOWER, SUITE 1080
                             TULSA, OKLAHOMA 74135

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 26, 1999

To the Stockholders of
ADDVANTAGE MEDIA GROUP, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ADDvantage Media Group, Inc., an Oklahoma corporation (the "Company"), will be held in the Meridian Tower Conference Room, 4th Floor, Meridian Tower, 5100 East Skelly Drive, Tulsa, Oklahoma, on Wednesday, May 26, 1999, at 10:00 a.m., local time, for the following purposes:

     1.   To elect six Directors for one year terms;

     2. To consider and act upon a proposal to ratify the appointment of Tullius Taylor Sartain & Sartain LLP as the independent auditors of the Company for 1999; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 22, 1999, as the record date for the meeting, and only holders of shares of Common Stock of record at such time will be entitled to vote at the meeting or any adjournment thereof. A complete list of the stockholders entitled to vote at the meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of ten days prior to the date of the meeting at the offices of the Company and at the time and place of the meeting.

                                    By Order of the Board of Directors,


                                    /s/ Del L. Gustafson
                                    Del L. Gustafson
                                    Secretary

Tulsa, Oklahoma
April 26, 1999

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         ADDVANTAGE MEDIA GROUP, INC.
                            5100 EAST SKELLY DRIVE
                          MERIDIAN TOWER, SUITE 1080
                             TULSA, OKLAHOMA 74135

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 26, 1999


                    SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ADDvantage Media Group, Inc., an Oklahoma corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on May 26, 1999, or at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and accompanying proxy were first forwarded on or about April 26 1999, to stockholders of record as of April 22, 1999.

     If the accompanying proxy is properly executed and returned, the shares represented by the proxy will be voted at the Annual Meeting. If a stockholder indicates in his or her proxy a choice with respect to any matter to be acted upon, that stockholder's shares will be voted in accordance with such choice.
If no choice is indicated, such shares will be voted "FOR" (a) the election of all of the nominees for Directors listed below under "Election of Directors," and (b) the ratification of the appointment of the independent auditors. A stockholder giving a proxy may revoke it by giving written notice of revocation to the Secretary of the Company at any time before it is voted, by executing another valid proxy bearing a later date and delivering such proxy to the Secretary of the Company prior to or at the Annual Meeting, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

     The Company will bear the entire cost of this proxy solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying proxy. Such cost will also include the charges and expenses of banks, brokerage firms and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. Solicitation of proxies may be made by mail, telephone, personal interviews or other means by the Board of Directors or the Company's employees who will not be additionally compensated therefore, but may be reimbursed for their out-of-pocket expenses in connection therewith.

                         STOCKHOLDERS ENTITLED TO VOTE

     Stockholders of record at the close of business on April 22, 1999 (the "Record Date"), will be entitled to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 1,476,646 shares of Common Stock, par value $.01 per share (the "Common Stock"). Each share of Common Stock is entitled to one vote. There is no cumulative voting with respect to the election of Directors.

     The presence in person or by proxy of the holders of a majority of the aggregate shares of Common Stock issued and outstanding at the Annual Meeting will constitute a quorum for the transaction of business. Votes withheld from nominees for Directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum has been reached. Votes will be tabulated by an inspector of election appointed by the Board of Directors of the Company. Abstentions from voting, which may be specified on each proposal except the election of Directors, will have the effect of a negative vote. A broker non-vote will have no effect on the outcome of the election of Directors or the other proposal.

                                      -2

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

     Stockholder action will be requested at the Annual Meeting with respect to the election of each of the current members of the Board of Directors of the Company (the "Board of Directors") for a one year term expiring at the 2000 Annual Meeting of Stockholders. The By-Laws (the "By-Laws") of the Company provide that the Board of Directors shall consist of not less than one nor more than nine Directors, as determined from time to time by resolution of the Board of Directors. The number of Directors is currently fixed at six. The term of all of the current members of the Board of Directors, consisting of J Larre Barrett, John W. Condon, Charles H. Hood, Steven C. Oden, Stephen G. Smith and Gary W. Young will expire at the Annual Meeting, and the accompanying proxy solicits your vote for each of the current Directors.

     The Board of Directors has nominated J Larre Barrett, John W. Condon, Charles H. Hood, Steven C. Oden, Stephen G. Smith and Gary W. Young for election as Directors. All nominees are presently Directors of the Company. The persons named as proxies in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed in such proxy, for the election of all the nominees for director. Should any nominee named herein become unable for any reason to stand for election as a director of the Company, it is intended that the persons named in such proxy will vote for the election of such other person or persons as the Board of Directors may recommend. The Company knows of no reason why any of the nominees will be unavailable or unable to serve. The affirmative vote of the holders of a majority of the aggregate shares of Common Stock and Preferred Stock present in person or by proxy at the Annual Meeting and entitled to vote is required for the election of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING NOMINEES FOR DIRECTORS.

NOMINEES FOR DIRECTORS

     J Larre Barrett, age 60, was elected a director of the Company in January 1992. Mr. Barrett has served as a sales representative of the Company since April 1, 1997. From January 1997 until April 1997, Mr. Barrett was self-employed as a corporate media consultant. From December 1994 through December 1996, he served as Vice President of Decker Communications, Inc., a consulting firm dealing with communication and skills building. From March 1993 to December 1994, Mr. Barrett served as Vice President of Sales for Dorna USA.
From 1989 to February 1993, he served as Vice President--Olympic Marketing Sales of CBS, Inc. Prior to that position, Mr. Barrett spent 24 years with the ABC Television Network, most recently serving as its Vice President of Sports Sales and Vice President of Olympic Marketing and Sales. Mr. Barrett received Bachelor of Journalism and Master of Arts in Radio/Television Sales & Management degrees from the University of Missouri.

     John W. Condon, age 63, has been a director of the Company since September 1989. He has been employed by United Graphics, Inc., a Company specializing in pre-printing negatives and color separation, since 1964 and has served as its Executive Vice President since that time. Mr. Condon received a Bachelor of Science degree in Commerce with a major in Marketing from the University of Notre Dame.

     Steven C. Oden, age 47, was elected a director of the Company in April 1998. Since April 1998, Mr. Oden has served as Vice President, Marketing and Sales for Tulsa Winch, Inc., a Manufacturing Company. From April 1996 to April 1998, he served as Vice President, Sales and Marketing of the Company. From May 1988 to April 1996, he served as Vice President, Sales for Lowrance Electronics, a manufacturer of sonar and navigational equipment sold to retailers in the marine, sporting goods and avionics markets. From June 1983 to May 1988, he served as Sales Manager for Ramsey Industries, a manufacturer of winches, speed reducers, and transmissions sold to various commercial users and other winches and accessories sold to recreational markets. From 1974 to 1983, Mr. Oden served in various positions, including Sales Manager and International Sales Manager, with the Auto Crane Company, a manufacturer of electric and hydraulic cranes. Mr. Oden received Bachelor of Arts degrees in Business Administration and psychology from Westminster College.

                                      -3

     Stephen G. Smith, age 51, was elected a director of the Company in March 1998. Since 1996, Mr. Smith has served as President of Sales Insights, Dallas, Texas, a consulting firm for the consumer packaged goods industry. He was employed from 1991 to 1996 at Helene Curtis USA, serving as Director of Customer Business from 1994 to 1996 and Director of Business Planning from 1991 to 1994. From 1989 to 1990, Mr. Smith served as National Sales Manager of the Toiletries Division of Alberto-Culver Company. He was employed by Procter & Gamble Distributing Company from 1970 through 1989, last serving as Group Marketing Manager--Wal-Mart Customer Team. Mr. Smith received a Bachelor of Science degree in Business from Iowa State University.

     Charles H. Hood, age 60, has served as Chairman, President and a director of the Company since its formation in September 1989. From 1987 to June 1990, he served as Chairman of the Board of Directors of Ackerman, Hood & McQueen, Inc., an advertising agency headquartered in Oklahoma, with offices located in Tulsa and Oklahoma City, Oklahoma, Dallas, Texas, Washington, D. C., Cleveland, Ohio and Fort Smith, Arkansas. From 1970 to 1987, Mr. Hood served as Chairman of the Board of Directors of Hood, Hope and Associates, Inc., an advertising agency he co-founded in 1970. Mr. Hood received a Bachelor of Journalism degree from the University of Missouri.

     Gary W. Young, age 57, joined the Company in December 1990 as Executive Vice President - Finance and Administration and a director. Mr. Young is also the owner and President of Young Ideas Inc., a Financial Consulting and Investment Company he founded in 1987. From 1980 to 1986, he served as Executive Vice President and a Director of Geodyne Resources, Inc., an oil and gas acquisition and exploration company headquartered in Tulsa, Oklahoma. From 1970 to 1980, Mr. Young was Senior Vice President of Finance and Administration and a Director of Cotton Petroleum Corporation, a Tulsa, Oklahoma, based oil and gas exploration company. From 1963 to 1970, he was employed by Arthur Young & Company (now Ernst & Young), a national accounting firm. Mr. Young received a Bachelor of Science degree from Kansas State University and is a Certified Public Accountant.

COMPENSATION OF DIRECTORS

     Beginning in 1998, the Company began paying the outside Directors at a rate of $12,000 annually, commencing at the beginning of the second quarter for their services on the Board of Directors. During 1998, payments totaling $15,000 for the second and third quarters were paid. Fees for the fourth quarter of 1998 totaling $12,000 have been accrued, but not paid. Directors who are employees of the Company will receive no additional compensation for their services on the Board of Directors. In addition, Directors will be eligible to receive awards under the 1998 Incentive Stock Plan. All Directors are reimbursed by the Company for out-of-pocket expenses incurred by them in connection with their service on the Board of Directors and any committee thereof. During 1998, Stephen G. Smith was granted a stock option to purchase 12,500 shares of Common Stock at $9.00 per share and was subsequently re-priced to $0.875 per share, the fair market value of the Company's Common Stock on the re-pricing date. During 1998, stock options for J Larre Barrett (15,000 shares), John W. Condon (8,750 shares) and Steven C. Oden (10,000 shares) were re-priced from $8.00 per share on 31,250 shares and $5.00 on 2,500 shares to $0.875 per share, the fair market value of the Company's Common Stock on the re-pricing date.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During 1998, the Board of Directors held one meeting (all other action being taken by unanimous written consent). Each Director attended all meetings of the Board and of the Committees on which he served during 1998. The Board of Directors has a standing Audit Committee and Compensation Committee.

     The Audit Committee is composed of Messrs. Condon and Smith. The Audit Committee annually considers the qualifications of the independent auditors of the Company and makes recommendations to the Board of Directors on the engagement of the independent auditors. The Audit Committee also reviews with the independent auditors the scope and results of the Company's audits, compliance with any of the Company's written policies and procedures, the adequacy of the Company's system of internal accounting controls and the professional services furnished by the independent auditors to the Company. The Audit Committee met once during 1998.

                                      -4

     The Compensation Committee is composed of Messrs. Hood, Barrett and Condon. The Compensation Committee reviews and monitors performance of the officers of the Company and takes final action for and on behalf of the Board of Directors with respect to compensation and benefit provisions for the officers of the Company. The Compensation Committee met once during 1998.

     The Company does not have a standing nominating committee. Nominations of candidates for election as Directors of the Company may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder entitled to vote at such meeting.


                                 PROPOSAL TWO

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Tullius Taylor Sartain & Sartain LLP as the independent auditors of the Company for the fiscal year ending December 31, 1999. Tullius Taylor Sartain & Sartain LLP has been the independent auditors of the Company since 1994. A proposal will be presented at the Annual Meeting asking the stockholders to ratify the appointment of Tullius Taylor Sartain & Sartain LLP as the Company's independent auditors. Stockholder ratification of the appointment of the Company's independent auditors is not required by the By-laws or otherwise. However, the Board is submitting the appointment of Tullius Taylor Sartain & Sartain LLP to the stockholders as a matter of good corporate practice. If the stockholders do not ratify the appointment of Tullius Taylor Sartain & Sartain LLP, the Board of Directors will reconsider the appointment. The affirmative vote of the holders of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for the approval of this proposal.

     A representative of Tullius Taylor Sartain & Sartain LLP will be present at the Annual Meeting. The representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF TULLIUS TAYLOR SARTAIN & SARTAIN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1999.


                          PRINCIPAL STOCKHOLDERS AND
                       SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of March 31, 1999 the number and percentage of shares of Common Stock and Preferred Stock of the Company owned beneficially, by class and on a combined basis, by (i) each director and nominee for director of the Company, (ii) each executive officer named in the "Summary Compensation Table" below, (iii) all executive officers and Directors as a group, and (iv) each person who is known by the Company to own beneficially more than 5% of the Common Stock or Preferred Stock. Except as otherwise indicated, the beneficial owners listed in the table have sole voting and investment powers with respect to the shares.

                                      -5

                                                        Common Stock
                                                    --------------------
                                            Number of Shares
         Name and Address                     Beneficially      Percent of
        of Beneficial Owner                     Owned(1)         Class(1)
        -------------------                     --------         --------
     Charles H. Hood.................           155,950 (2)        10.1%
     3254 East 75th Street
     Tulsa, OK 74136

     Gary W. Young...................           132,108 (3)         8.5%
     5905 South Knoxville
     Tulsa, OK 74135

     J Larre Barrett.................            32,420 (4)         2.2%
     4 Birch Tree Street
     Homosassa, FL 34446

     John W. Condon..................            33,020 (5)         2.2%
     1748 E. 30th Place
     Tulsa, OK 74114

     Steven C. Oden..................            10,750 (6)          *
     5607 S. 77th E. Ave.
     Tulsa, OK 74145

     Stephen G. Smith................            12,500 (7)          *
     3008 Stanford Avenue
     Dallas, TX 75225

     All Executive Officers..........           376,748 (8)        22.5%
     and Directors as a group
     (6 persons)

____________________
*   Less than one percent.

(1) Shares of Common Stock which an individual has the right to acquire within 60 days pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table or the percentage ownership of all Officers and Directors as a group.

(2) Includes 70,000 shares subject to stock options which are currently exercisable.

(3) Includes 82,500 shares subject to stock options which are currently exercisable.

(4) Includes 15,000 shares subject to stock options which are currently exercisable.

(5) Includes 8,750 shares subject to stock options which are currently exercisable.

(6) Includes 10,000 shares subject to stock options which are currently exercisable.

(7) Includes 12,500 shares subject to stock options which are currently exercisable.

(8) Includes an aggregate of 198,750 shares subject to stock options which are currently exercisable.

                                      -6

                            EXECUTIVE COMPENSATION

          The following table sets forth certain information for each of the fiscal years ended December 31, 1998, 1997 and 1996, with respect to the compensation paid for services rendered in all capacities to the Company by the Company's Chief Executive Officer and each executive officer whose total compensation exceeded $100,000 during fiscal 1998.

                          SUMMARY COMPENSATION TABLE

                                    Annual Compensation                                       Long-Term Compensation (2)
                                 --------------------------                             ------------------------------------
                                                                                                        Number
                                                                                                          of
                                                                           Other                        Shares
                                                                          Annual        Restricted      Under-          Long-Term
                                                                          Compen-          Stock         lying          Incentive
     Name and                               Salary       Bonus            sation          Awards        Options          Payouts
     Principal Position          Year         ($)          ($)            ($)(1)            ($)         Granted            ($)
     ------------------          ----        -----        ----            ------           -----        -------           ----
     Charles H. Hood             1998       175,000          -0-           5,964            -0-          57,500            -0-
        President and,           1997       150,000      150,000           6,688            -0-             -0-            -0-
        Chairman                 1996       125,000      125,000           4,500            -0-          45,000            -0-

     Gary W. Young               1998       175,000          -0-           5,626            -0-          70,000            -0-
        Executive Vice           1997       150,000      150,000           6,684            -0-             -0-            -0-
        President                1996       106,250      125,000           4,500            -0-          45,000            -0-

     ________________

     (1) Other annual compensation represents, in 1998, in 1997, and 1996, Company contributions on behalf of each of the individuals to the Company's 401(k) Plan and payments of non-accountable expense allowances. Amounts do not include the value of perquisites or other personal benefits because the amount of such compensation, if any, does not exceed the lesser of $50,000 or 10% of the total amount of annual salary and bonus.
     (2) In 1998, the Company paid an aggregate of $173,784 in premiums on a life insurance policy. Under an amendment to the Supplemental Executive Retirement Plan of the Company adopted in 1998, Gary W. Young and Charles H. Hood, upon retirement with the Company or termination of employment, have the right to receive the cash surrender value of such policy. If either of them should die prior to termination of employment, their beneficiary will receive the death benefit under the policy. The Company has not made any premium payments on the policy since October, 1998.

OPTION GRANTS IN LAST FISCAL YEAR

          The following table sets forth information with respect to stock options granted by the Company to each of the named executive officers during the year ended December 31, 1998.

                                                           Percent of Total
                                  Number of Shares        Options Granted to
                                 Underlying Options            Employees             Exercise Price         Expiration
            Name                       Granted                  in 1998               Per Share ($)            Date
           -----                       -------                  -------               ------------             ----
     Charles H. Hood                   23,750                     14.8                   .875 (1)           5/10/2003
                                       11,250                      7.0                   .875 (2)           7/09/2006
                                       22,500                     14.1                   .875 (3)           1/14/2008

     Gary W. Young                     36,250                     22.6                   .875 (1)           5/10/2003
                                       11,250                      7.0                   .875 (2)           7/09/2006
                                       22,500                     14.1                   .875 (3)           1/14/2008

     _______________
     (1) This stock option was granted prior to 1998 and was re-priced from an exercise price of $1.50 to $0.875 per share.
     (2) This stock option was granted prior to 1998 and was re-priced from an exercise price of $5.00 to $0.875 per share.
     (3) This stock option was granted during 1998 at an exercise price of $8.00 per share and was subsequently re-priced to $0.875 per share.

                                      -7

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

     There were no stock options exercised by the named executive officers during the year ended December 31, 1998. The following table sets forth information regarding the value of unexercised stock options held by each of the named executive officers as of the year ended December 31, 1998.

                          Number of Shares of Common Stock              Value of Unexercised
                          Underlying Unexercised Options at            In-The-Money Options at
                                December 31, 1998 (#)                  December 31, 1998 ($) (1)
                                ---------------------                  -------------------------

Name                     Exercisable        Unexercisable          Exercisable      Unexercisable
----                     -----------        -------------          -----------      -------------
Charles H. Hood              70,000              -0-                  $18,437             $-0-

Gary W. Young                82,500              -0-                  $21,562             $-0-

___________________
     (1) Calculated by determining the difference between the fair market value of the Company's Common Stock as of December 31, 1998 ($2.0625 per share based on the last sales price on such date),and the exercise price of the underlying options.


                           CERTAIN RELATIONSHIPS AND
                             RELATED TRANSACTIONS

     In April 1997, the Company entered into an agreement with J Larre Barrett, a director of the Company, whereby Mr. Barrett agreed to serve as a sales representative to solicit advertising for the Shoppers Calculators from certain potential advertisers in consideration for a monthly retainer of $6,250. During 1998, the Company paid Mr. Barrett $50,200 pursuant to the agreement. The Company believes the terms of the agreement are no less favorable to the Company than if the Company had to secure the same services from a third party having the same or similar business experience and qualifications as Mr. Barrett.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission ("SEC") and to furnish the Company with a copy of each such report. SEC regulations impose specific due dates for such reports, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during and for fiscal 1998.

     To the Company's knowledge, based solely on the review of the copies of such reports furnished to the Company and written representations that no other reports were required, during and with respect to fiscal 1997, all Section 16(a) filing requirements applicable to its Executive Officers, Directors and more than ten percent stockholders were complied with, except as follows: (a) Steven
C. Oden filed late an initial ownership report upon becoming an executive officer of the Company, and (b) John W. Condon filed late two reports, one report with respect to three transactions each involving the sale of shares of Common Stock and one report with respect to one transaction involving the sale of shares of Common Stock.

                                      -8

                                 OTHER MATTERS

MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors knows of no matters other than those described in this Proxy Statement which will be brought before the Annual Meeting for a vote of the stockholders. If any other matter properly comes before the Annual Meeting for a stockholder's vote, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received at the principal executive offices of the Company, 5100 East Skelly Drive, Meridian Tower, Suite 1080, Tulsa, Oklahoma 74135, on or before December 29, 1998 to be considered for inclusion in the Company's proxy statement and accompanying proxy for that meeting.

                              By Order of the Board of Directors.


                              /s/ Del L. Gustafson
                              Del L. Gustafson
                              Secretary

April 26, 1999
Tulsa, Oklahoma

                                      -9

                                     PROXY
                         ADDVANTAGE MEDIA GROUP, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Charles H. Hood and Gary W. Young as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of ADDvantage Media Group, Inc. (the "Company") held of record by the undersigned on April 22, 1999 at the Annual Meeting of Stockholders of the Company to be held on May 26, 1999, and at any and all adjournments or postponements thereof.

1.    Election of directors.

 [_] FOR all nominees listed below (except as indicated to the contrary below and subject to the discretion of the proxies as provided herein).

         J Larre Barrett         John W. Condon          Charles H. Hood
         Steven C. Oden          Stephen G. Smith        Gary W. Young

 [_]  WITHHOLD AUTHORITY to vote for all the nominees above.
      Instructions: To withhold authority for any individual nominee or nominees, write their name(s) here:


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               (Continued and to be signed on the reverse side)












2. Proposal to approve the appointment of Tullius Taylor Sartain & Sartain, LLP as the independent auditors of the Company.

              [_] FOR              [_] AGAINST             [_] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy when properly executed will be voted at the Annual Meeting or any adjournments or postponements thereof as directed herein by the undersigned stockholder. If no specifications are made, this Proxy will be voted FOR Proposals 1 and 2. This Proxy is revocable at any time before it is exercised.

                                        IMPORTANT: Please date this Proxy and
                                        sign exactly as your name appears to the left. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        Dated:                            , 1999
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                                        Signature(s)
                                                    ----------------------------

                                        Signature(s)
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 PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
           NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.